                                                                    Exhibit 31.2

        Rule 13a-14(a) Certification of the Principal Accounting Officer

I, Robert E. Dolan, certify that:

1.       I have  reviewed this  Quarterly  Report on Form 10-QSB of Sunshine PCS
Corporation;

2.       Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge,  the financial  statements,  and other financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The  registrant's  other  certifying  officer and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as defined in Exchange Act Rules  13a-15(f) and  15d-15(f))  for the
registrant and have:

         (a) Designed such disclosure  controls and  procedures,  or caused such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Evaluated the effectiveness of the registrant's disclosure controls
and  procedures  and  presented  in  this  report  our  conclusions   about  the
effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

         (c)  Disclosed in this report any change in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's  most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual  report)  that  has  materially  affected,  or is  reasonably  likely  to materially affect, the registrant's  internal control over financial  reporting;
and

5.       The registrant's other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

         (a) All significant  deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting which are reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize and report financial information; and

         (b) Any fraud,  whether or not material,  that  involves  management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  November 15, 2006

/s/ Robert E. Dolan
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Robert E. Dolan
Principal Accounting Officer